UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22186
Oppenheimer Master International Value Fund LLC
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end:  April 30
Date of reporting period:  04/30/2009

Item 1.  Reports to Stockholders.

April 30, 2009

Oppenheimer

Master International Value Fund, LLC

Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

April 30, 2009 Oppenheimer Master International Annual Report Value Fund, LLC ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Holdings

Turk Hava Yollari Anonim Ortakligi	3.7%
Fondiaria-Sai SpA	2.8
Shun Tak Holdings Ltd.	2.8
Sanofi-Aventis SA	2.4
Enterprise Inns plc	2.4
Nestle SA	2.4
Japan Digital Laboratory Co. Ltd.	2.3
Eni SpA	2.2
Aksa Akrilik Kimya Sanayii AS	2.2
France Telecom SA	2.0
Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2009, and are based on net assets.

Top Ten Geographical Holdings

Japan	24.2%
France	16.9
United Kingdom	9.8
Italy	6.8
United States	6.5
Turkey	5.7
Hong Kong	4.2
Korea, Republic of (South)	3.8
Switzerland	3.7
Germany	3.5
Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2009, and are based on the total market value of investments.
6 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

Regional Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2009, and are based on the total market value of investments.
7 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended April 30, 2009, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. During a tumultuous and unprecedentedly volatile reporting period for global equity markets, stock markets worldwide declined. The MSCI EAFE Index returned -42.76% for the one-year period ended April 30, 2009; the MSCI All Country (AC) World excluding the USA Index finished the reporting period with a return of -42.64% and the S&P 500 Index returned -35.29% during the reporting period. European markets, as measured by the MSCI Europe Index, finished the twelve-month period with a return of -45.39% in dollar terms, and the MSCI Japan Index returned -34.57%. On a positive note, the reporting period ended with signs of optimism, as less negative economic data stirred hopes of economic stabilization and a global market recovery. All of the above mentioned indices ended the reporting period with a strong finish, with double-digit returns in the month of April for some. The S&P 500 Index in April had its largest monthly rally since 1987. Oppenheimer Master International Value Fund, LLC returned -44.91% for the one-year period ended April 30, 2009 and ended the reporting period with positive performance in March and April.
     On a relative basis versus the MSCI AC World ex USA Index, financials and energy underperformed for the Fund. In all other sectors of the index, the Fund outperformed or, in the case of the materials sector, roughly matched performance with the index. The Fund was underweight financials, which helped relative performance, but stock selection in the sector underperformed. Within financials, a few performance detractors included Bank of Ireland, Aegon NV, Swiss Reinsurance Co. and Royal Bank of Scotland Group plc, the latter two of which had a very difficult reporting period. We exited our position in Royal Bank of Scotland Group plc. Within energy, an overweight to SeaBird Exploration Ltd. and Petroleum Geo-Services ASA detracted from Fund performance, as these two securities were hard-hit by the downturn in the energy sector brought on by the global recession. Another individual detractor from relative performance was an overweight to industrials firm Sperian Protection, which saw its stock price decline as economic conditions worsened. The Fund also experienced declines in its foreign currency transactions during the period.
     The Fund was overweight consumer discretionary relative to the index, which helped relative performance as this sector was not as hard-hit as some of the other sectors in the index. Within consumer discretionary, the Fund underweighted Enterprise Inns plc, which proved a boon to relative Fund performance as the stock plummeted during the reporting period. Within industrials, an overweight position in Turk Hava Yollari Anonim
8 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

FUND PERFORMANCE DISCUSSION
Ortakligi, which provides domestic and international air transportation and cargo services, helped relative performance, as the stock weathered the economic storm relatively well. An overweight to another industrials holding, Shun Tak Holdings Ltd., also added to relative Fund performance, as we added to our position on price weakness. The Fund had better relative stock selection than the index in the industrials, information technology, consumer staples, utilities and telecommunication services sectors. Within utilities, Okinawa Electric Power Co. had positive relative performance for the Fund, as did Nichicon Corp. within information technology. We exited our position in Nichicon Corp.
     The Fund at period end remained broadly diversified, both by geography and by sector. At period end, there were 90 securities held in the portfolio, of which 11 were over 2%, and the top ten positions in aggregate accounted for approximately 25% of the Fund. Geographically, Europe accounted for approximately 47% of the Fund and Japan 24%. The largest sector weights were in consumer discretionary and financials, accounting for roughly 20% and 13% of the Fund at period end.
     We are convinced that a clearer picture is emerging as to the global economic challenges governments face. We believe market volatility has diminished and this has helped to restore investor confidence. We believe that under these more favorable market conditions, there is a greater likelihood that the intrinsic value of the portfolio will be realized.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until April 30, 2009. Performance is measured from the inception of the Fund on February 28, 2008. The Fund’s performance reflects the reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the MSCI EAFE Index, an unmanaged index that is widely recognized as a measure of international stock performance and the Morgan Stanley Capital International All Country World ex USA Index (MSCI AC World ex USA Index), a market capitalization-weighted index designed to measure equity market performance in certain global developed and emerging markets, excluding the United States. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
9 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

FUND PERFORMANCE DISCUSSION
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.525.7048. See page 11 for further information.
10 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

NOTES
Shares of Oppenheimer Master International Value Fund, LLC are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933 (the “Securities Act”), as amended. Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. This report does not constitute an offer to sell, or the solicitation of an offer to buy, any “security” within the meaning of the Securities Act.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of the Fund first incepted on 2/28/08.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
11 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
12 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	November 1, 2008	April 30, 2009	April 30, 2009

Actual
	$1,000.00	$1,017.40	$5.06

Hypothetical
(5% return before expenses)
	1,000.00	1,019.79	5.07
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended April 30, 2009 is as follows:
     Expense Ratio
          1.01%
The expense ratio reflects reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also show the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
13 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

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14 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

STATEMENT OF INVESTMENTS April 30, 2009

	Shares	Value

Common Stocks—90.3%
Consumer Discretionary—19.9%
Automobiles—1.9%
Toyota Motor Corp.	49,697	$1,940,108
Hotels, Restaurants & Leisure—2.8%
Emperor Entertainment Hotel Ltd.	7,401,307	418,552
Enterprise Inns plc	991,035	2,383,554

		2,802,106

Household Durables—3.0%
Barratt Developments plc[1]	415,965	853,133
First Juken Co. Ltd.	496,600	881,211
Haseko Corp.[1]	2,019,951	1,264,157

		2,998,501

Leisure Equipment & Products—0.6%
Sega Sammy Holdings, Inc.	66,977	603,078
Media—4.3%
British Sky Broadcasting Group plc	148,548	1,057,919
Societe Television Francaise 1	168,137	1,571,487
Vivendi SA	40,484	1,091,436
Yell Group plc	918,060	536,859

		4,257,701

Specialty Retail—2.7%
Aoyama Trading Co.	100,058	1,435,632
Dickson Concepts International Ltd.	2,812,699	873,736
Otsuka Kagu Ltd.	59,160	436,711

		2,746,079

Textiles, Apparel & Luxury Goods—4.6%
Aksa Akrilik Kimya Sanayii AS1	1,777,473	2,176,168
Asics Corp.	213,240	1,377,248
Christian Dior SA	15,350	1,031,039

		4,584,455

Consumer Staples—5.9%
Food & Staples Retailing—1.5%
Tesco plc	309,468	1,536,402
Food Products—2.4%
Nestle SA	73,042	2,375,556
Personal Products—2.0%
Coreana Cosmetics Co. Ltd.[1]	587,187	455,379
Pacific Corp.	16,123	1,495,430

		1,950,809

Energy—7.3%
Energy Equipment & Services—2.8%
Petroleum Geo-Services ASA[1]	336,920	1,629,602
Seabird Exploration Ltd.[1]	1,281,622	388,247
Shinko Plantech Co. Ltd.	119,100	787,784

		2,805,633

Oil, Gas & Consumable Fuels—4.5%
Eni SpA	103,109	2,234,562
Esso (Thailand) Public Co. Ltd.	5,350,900	697,581
Total SA	31,156	1,558,053

		4,490,196

Financials—13.0%
Capital Markets—0.4%
Ichiyoshi Securities Co. Ltd.	69,512	394,009
Commercial Banks—1.9%
Anglo Irish Bank Corp. plc[2]	51,641	683
Bank of Ireland	345,532	349,392
Credit Agricole SA	66,675	967,164
National Bank of Greece SA	26,998	561,197

		1,878,436
F1 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Diversified Financial Services—0.4%
RHJ International Ltd.[1]	81,628	$384,085
Insurance—5.5%
Aegon NV	237,746	1,208,123
Fondiaria-Sai SpA	251,267	2,825,840
Swiss Reinsurance Co.	60,730	1,433,046

		5,467,009

Real Estate Investment Trusts—2.4%
Creed Office Investment Corp.	354	332,391
DA Office Investment Corp.	160	282,782
Japan Hotel and Resort, Inc.	221	302,301
Japan Rental Housing Investments, Inc.	292	230,355
Japan Single-Residence REIT	299	215,564
LCP Investment Corp.	342	240,669
Nippon Commercial Investment Corp.	291	267,901
Prospect Residential Investment Corp.	368	268,294
TGR Investment, Inc.	296	274,630

		2,414,887

Real Estate Management & Development—1.4%
Cosmos Initia Co. Ltd.[1]	1,338,264	529,226
Eurocastle Investment Ltd.	82,447	30,443
Shanghai Forte Land Co. Ltd.[1]	4,406,719	852,908

		1,412,577

Thrifts & Mortgage Finance—1.0%
Paragon Group Cos. plc	1,029,649	1,010,944
Health Care—5.9%
Health Care Providers & Services—1.1%
Mediceo Paltac Holdings Co. Ltd.	107,132	1,084,138
Pharmaceuticals—4.8%
GlaxoSmithKline plc	26,182	404,308
Sanofi-Aventis SA	42,206	2,429,257
Takeda Pharmaceutical Co. Ltd.[3]	55,894	1,983,665

		4,817,230

Industrials—16.4%
Aerospace & Defense—1.5%
Safran SA	130,708	1,554,090
Airlines—6.7%
Deutsche Lufthansa AG	81,696	1,025,395
Jazz Air Income Fund	894,502	1,963,961
Turk Hava Yollari Anonim Ortakligi[1]	758,342	3,692,178

		6,681,534

Commercial Services & Supplies—1.9%
Sperian Protection	37,720	1,874,042
Construction & Engineering—1.5%
Joongang Construction Co. Ltd.[1]	99,727	510,456
Vinci SA	23,187	1,036,391

		1,546,847

Marine—4.3%
Orient Overseas International Ltd.	519,000	1,491,423
Shun Tak Holdings Ltd.	6,242,000	2,769,891

		4,261,314
F2 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

	Shares	Value

Trading Companies & Distributors—0.5%
Travis Perkins plc	52,390	$540,365
Transportation Infrastructure—0.0%
Master Marine AS1,2	640	585
Information Technology—8.2%
Communications Equipment—1.4%
Nokia Oyj	97,281	1,386,498
Computers & Peripherals—4.1%
Fujitsu Ltd.	166,303	710,884
Gemalto NV1	35,033	1,100,918
Japan Digital Laboratory Co. Ltd.	251,179	2,251,493

		4,063,295

Electronic Equipment & Instruments—0.6%
A&D Co. Ltd.	250,484	609,574
Office Electronics—1.3%
Canon, Inc.	44,054	1,328,558
Software—0.8%
Nintendo Co. Ltd.	3,200	853,701
Materials—3.5%
Chemicals—2.1%
Arkema	45,309	1,038,939
Ohara, Inc.	91,300	1,100,747

		2,139,686

Metals & Mining—1.4%
ArcelorMittal	24,742	580,800
Hindalco Industries Ltd.	706,600	768,417

		1,349,217

Telecommunication Services—8.1%
Diversified Telecommunication Services—5.6%
Cable & Wireless plc	378,745	833,608
France Telecom SA	91,488	2,030,103
Telecom Italia SpA	2,149,875	1,918,020
Telmex Internacional SAB de CV	1,526,584	796,132

		5,577,863

Wireless Telecommunication Services—2.5%
KDDI Corp.	394	1,765,849
Vodafone Group plc	403,843	741,787

		2,507,636

Utilities—2.1%
Electric Utilities—2.1%
Okinawa Electric Power Co. (The)	18,933	900,383
RusHydro[1]	42,854,064	1,173,303

		2,073,686

Total Common Stocks (Cost $106,631,699)		90,302,430

Preferred Stocks—5.0%
Bayerische Motoren Werke (BMW) AG, Preference	121,691	2,585,813
Hyundai Motor Co., Preference	77,810	1,447,346
Tatneft, Preference	768,756	999,383

Total Preferred Stocks (Cost $5,361,718)		5,032,542

Principal
Amount

Non-Convertible Corporate Bonds and Notes—0.1%
Cattles plc, 7.875%
Nts., 1/17/14[2,4] (Cost $220,859)	771,000 GBP	108,355

	Shares

Investment Company—6.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.70%[5,6] (Cost $6,634,414)	6,634,414	6,634,414

Total Investments, at Value (Cost $118,848,690)	102.1%	102,077,741
Liabilities in Excess of Other Assets	(2.1)	(2,111,938)

Net Assets	100.0%	$99,965,803

F3 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments
Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

GBP British Pound Sterling

1.	Non-income producing security.

2.	Illiquid security. The aggregate value of illiquid securities as of April 30, 2009 was $109,623, which represents 0.11% of the Fund’s net assets. See Note 6 of accompanying Notes.

3.	A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See Note 5 of accompanying Notes.

4.	Represents the current interest rate for a variable or increasing rate security.

5.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	April 30, 2008	Additions	Reductions	April 30, 2009

Oppenheimer Institutional Money Market Fund, Cl. E	3,951,079	179,418,208	176,734,873	6,634,414

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$6,634,414	$112,132

6.	Rate shown is the 7-day yield as of April 30, 2009.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1–quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2–inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3–unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of April 30, 2009:

	Investments	Other Financial
Valuation Description	in Securities	Instruments*

Level 1—Quoted Prices	$38,223,937	$—
Level 2—Other Significant Observable Inputs	63,853,121	531,079
Level 3—Significant Unobservable Inputs	683	—

Total	$102,077,741	$531,079

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
F4 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

Foreign Currency Exchange Contracts as of April 30, 2009 are as follows:

		Contract
		Amount	Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000s)	Dates	Value	Appreciation	Depreciation

British Pound Sterling (GBP)	Sell	132 GBP	5/5/09	$194,569	$—	$427
British Pound Sterling (GBP)	Buy	295 GBP	5/5/09	436,502	957	—
Canadian Dollar (CAD)	Buy	34 CAD	5/1/09	28,423	190	—
Euro (EUR)	Sell	4,916 EUR	6/24/09	6,502,818	189,482	—
Hong Kong Dollar (HKD)	Buy	1,992 HKD	5/4/09	257,088	10	—
Japanese Yen (JPY)	Sell	1,105,100 JPY	6/24/09	11,214,961	359,183	16,108
Japanese Yen (JPY)	Buy	689 JPY	5/1/09-5/7/09	6,988	—	149
Mexican Nuevo Peso (MXN)	Buy	511 MXN	5/4/09	37,003	—	570
New Turkish Lira (TRY)	Sell	83 TRY	5/4/09	52,091	434	—
New Turkish Lira (TRY)	Buy	280 TRY	5/4/09	174,691	—	1,454
Norwegian Krone (NOK)	Buy	529 NOK	5/5/09	80,565	44	—
Swiss Franc (CHF)	Buy	197 CHF	5/5/09	172,647	—	513

Total unrealized appreciation and depreciation					$550,300	$19,221

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Japan	$24,653,043	24.2%
France	17,282,919	16.9
United Kingdom	10,007,234	9.8
Italy	6,978,422	6.8
United States	6,634,414	6.5
Turkey	5,868,346	5.7
Hong Kong	4,261,314	4.2
Korea, Republic of (South)	3,908,611	3.8
Switzerland	3,808,602	3.7
Germany	3,611,208	3.5
Russia	2,172,686	2.1
Norway	2,018,434	2.0
Canada	1,963,961	1.9
Finland	1,386,498	1.4
Bermuda	1,292,288	1.3
The Netherlands	1,238,566	1.2
China	852,908	0.8
Mexico	796,132	0.8
India	768,417	0.8
Thailand	697,581	0.7
Luxembourg	580,800	0.6
Greece	561,197	0.6
Belgium	384,085	0.4
Ireland	350,075	0.3

Total	$102,077,741	100.0%

See accompanying Notes to Financial Statements.
F5 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

STATEMENT OF ASSETS AND LIABILITIES April 30, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $112,214,276)	$95,443,327
Affiliated companies (cost $6,634,414)	6,634,414

102,077,741
Cash	86,271
Unrealized appreciation on foreign currency exchange contracts	550,300
Receivables and other assets:
Interest and dividends	524,158
Investments sold	474,282
Shares of beneficial interest sold	250,692
Other	3,247

Total assets	103,966,691

Liabilities
Bank overdraft—foreign currencies (cost $34)	34
Unrealized depreciation on foreign currency exchange contracts	19,221
Payables and other liabilities:
Investments purchased	3,814,683
Shares of beneficial interest redeemed	124,843
Shareholder communications	9,398
Foreign capital gains tax	2,020
Directors’ compensation	667
Other	30,022

Total liabilities	4,000,888

Net Assets	$99,965,803

See accompanying Notes to Financial Statements.
F6 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

STATEMENT OF OPERATIONS For the Year Ended April 30, 2009

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $478,975)	$2,642,995
Affiliated companies	112,132
Interest	31,406

Total investment income	2,786,533

Expenses
Management fees	728,506
Legal, auditing and other professional fees	44,137
Custodian fees and expenses	26,691
Shareholder communications	24,773
Directors’ compensation	1,580
Other	3,671

Total expenses	829,358
Less reduction to custodian expenses	(345)
Less waivers and reimbursements of expenses	(11,168)

Net expenses	817,845

Net Investment Income	1,968,688

Realized and Unrealized Loss
Net realized loss on:
Investments from unaffiliated companies (net of foreign capital gains tax of $1,535)	(34,428,176)
Foreign currency transactions	(12,394,287)
Short positions	(8,798)

Net realized loss	(46,831,261)
Net change in unrealized depreciation on:
Investments (net of foreign capital gains tax of $2,020)	(12,990,217)
Translation of assets and liabilities denominated in foreign currencies	(3,405,315)

Net change in unrealized depreciation	(16,395,532)

Net Decrease in Net Assets Resulting from Operations	$(61,258,105)

See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended April 30,	2009	2008[1]

Operations
Net investment income	$1,968,688	$51,756
Net realized gain (loss)	(46,831,261)	27,978
Net change in unrealized appreciation (depreciation)	(16,395,532)	148,993

Net increase (decrease) in net assets resulting from operations	(61,258,105)	228,727

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Proceeds from member contributions	273,027,296	21,642,261
Payments from member withdrawals	(129,099,866)	(4,674,510)

	143,927,430	16,967,751

Net Assets
Total increase	82,669,325	17,196,478
Beginning of period	17,296,478	100,000	[2]

End of period	$99,965,803	$17,296,478

1.	For the period from February 28, 2008 (commencement of operations) to April 30, 2008.

2.	Reflects the value of the Manager’s initial seed money investment on February 20, 2008.
See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

FINANCIAL HIGHLIGHTS

Year Ended April 30,	2009	2008[1]

Total Return, at Net Asset Value[2]	(44.91)%	6.00%

Ratios/Supplemental Data
Ratios to average net assets:[3]
Net investment income	2.29%	4.91%
Total expenses[4]	0.96%	3.19%
Expenses after payments, waivers and/or reimbursements and
reduction to custodian expenses	0.95%	3.16%

Portfolio turnover rate	108%	5%

1.	For the period from February 28, 2008 (commencement of operations) to April 30, 2008.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2009	0.97%
Period Ended April 30, 2008	3.22%
See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Master International Value Fund, LLC (the “Fund”), was organized as a Delaware limited liability company and registered under the Investment Company Act of 1940, as amended, as a diversified open-end, management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. The Fund currently offers one class of shares.
     For federal income tax purposes, the Fund qualifies as a partnership, and each investor in the Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Fund. Accordingly, as a “pass-through” entity, the Fund pays no dividends or capital gain distributions.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior
F10 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate securities at its custodian with a value equal to a
F11 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
certain percentage of the value of the securities that it sold short. Securities that have been segregated for this purpose are disclosed as such in the Statement of Investments. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Statement of Operations.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
F12 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.
Use of Leverage. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
Federal Taxes. The Fund, as an entity, will not be subject to U.S. federal income tax. The Fund will be treated for U.S. federal income tax purposes as a partnership, and not as an association taxable as a corporation. Therefore, a tax provision is not required. Each member is required for U.S. federal income tax purposes to take into account, in its taxable year with which (or within which a taxable year of the Fund ends), its distributive share of all items of Fund income, gains, losses, and deductions for such taxable year of the Fund. A member must take such items into account even if the Fund does not distribute cash or other property to such member during its taxable year.
     Although the Fund is treated as a partnership for Federal tax purposes, it is intended that the Fund’s assets, income and distributions will be managed in such a way that investment in the Fund would not cause an investor that is a regulated investment company under Subchapter M of the Code (“RIC”) to fail that qualification.
Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an
F13 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year Ended April 30, 2009		Period Ended April 30, 2008[1,2]
	Shares	Amount	Shares	Amount

Contributions	35,940,244	$273,027,296	2,070,515	$21,642,261
Withdrawals	(20,440,055)	(129,099,866)	(448,828)	(4,674,510)

Total increase	15,500,189	$143,927,430	1,621,687	$16,967,751

1.	For the period from February 28, 2008 (commencement of operations) to April 30, 2008.

2.	The Fund sold 10,000 shares at a value of $100,000 to the Manager upon seeding of the Fund on February 20, 2008.
F14 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended April 30, 2009, were as follows:

	Purchases	Sales

Investment securities	$232,508,648	$88,825,377
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.85%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended April 30, 2009, the Fund paid no fees to OFS for services to the Fund.
Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.
Waivers and Reimbursements of Expenses. Effective September 1, 2008, the Manager will voluntarily waive a portion of the Fund’s advisory fee so that the effective advisory fee rate for the Fund will not exceed the combined effective advisory fee and administrative fee rates of Oppenheimer Quest International Value Fund, Inc. measured as of the last business day of the prior month. As of April 30, 2009, the Manager waived $6,170. This voluntary waiver may be withdrawn at any time.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended April 30, 2009, the Manager waived $4,998 for IMMF management fees.
5. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract
F15 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued
5. Foreign Currency Exchange Contracts Continued close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
6. Illiquid Securities
As of April 30, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
7. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
8. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain of the funds in the Oppenheimer family of funds (the “Defendant Funds”) advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation
F16 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

expenses. Additionally, a complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”) and allege a variety of claims including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief, and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. The Manager believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can be made with any degree of certainty as to the amount or range of any potential loss. The Manager also believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.
F17 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders of Oppenheimer Master International Value Fund, LLC:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Master International Value Fund, LLC, including the statement of investments, as of April 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from February 28, 2008 (commencement of operations) to April 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Master International Value Fund, LLC as of April 30, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from February 28, 2008 (commencement of operations) to April 30, 2008, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
June 17, 2009
F18 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s web-site at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding — Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
15 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Directors and Director (since 2008) Age: 66	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999- September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Director (since 2008) Age: 69	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Director (since 2008) Age: 68	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
16 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Phillip A. Griffiths, Director (since 2008) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Director (since 2008) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Director (since 2008) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998- December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Director (since 2008) Age: 63	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 57 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Director (since 2008) Age: 68	Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Director (since 2008) Age: 61	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995- 1999). Oversees 54 portfolios in the OppenheimerFunds complex.
17 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

DIRECTORS AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INTERESTED DIRECTOR	The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112- 3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an “Interested Director” because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Russell S. Reynolds, Jr., Director (since 2008) Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

INTERESTED DIRECTOR AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Director for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Director due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, President and Principal Executive Officer and Director (since 2008) Age: 59	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 102 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Freud and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Dominic Freud, Vice President and Portfolio Manager (since 2008) Age: 50	Vice President of the Manager (since April 2003). Partner and European Equity Portfolio manager at SLS Management (January 2002-February 2003) prior to which he was head of the European equities desk and managing director at SG
18 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Dominic Freud, Continued	Cowen (May 1994-January 2002). A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2008) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2008) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2008) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985- December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge upon request, by calling 1.800.525.7048.
19 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

INFORMATION AND SERVICES
PhoneLink1 and General Information
24-hr automated information and automated transactions
Representatives also available Mon–Fri 8am–8pm ET
1.800.CALL OPP (1.800.225.5677)
Written Correspondence and Transaction Requests
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
For Overnight Delivery
OppenheimerFunds Services
12100 East Iliff Avenue,
Suite 300 Aurora, CO 80014
1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.
RA1260.001.0409 June 19, 2009

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3.  Audit Committee Financial Expert.
The Board of Directors of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $25,000 in fiscal 2009 and $25,000 in fiscal 2008.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees for fiscal 2009 and $6,500 for fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed $331,200 in fiscal 2009 and no such fees in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services for FAS 157.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $225 in fiscal 2009 and no such fees in fiscal 2008 to the registrant.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: Indian tax filings.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2) 100%
(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $331,425 in fiscal 2009 and $6,500 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5.  Audit Committee of Listed Registrants
Not applicable.
Item 6.  Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11.  Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 04/30/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.
(a)	(1) Exhibit attached hereto.
 (2) Exhibits attached hereto.
 (3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Master International Value Fund LLC

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer
Date:	06/15/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer
Date:	06/15/2009

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer
Date:	06/15/2009